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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - August 14, 2002
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-06922

         Delaware                                              13-1995928
 ------------------------                                   ----------------
 (State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)



 4925 West Market Street, Greensboro, NC                     27407
 ---------------------------------------                     -----
          (Address of principal                            Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the U.S. Securities and Exchange Commission, and such report was accompanied by the following certifications required by 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002:


I, John A. Emrich, as Chief Executive Officer of Guilford Mills, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002
                                            By: /s/ John A. Emrich
                                                --------------------------------
                                                John A. Emrich
                                                Chief Executive Officer



I, David H. Taylor, as Interim Chief Financial Officer of Guilford Mills, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002
                                            By: /s/ David H. Taylor
                                                --------------------------------
                                                David H. Taylor
                                                Interim Chief Financial Officer


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LIMITATION ON INCORPORATION BY REFERENCE.

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 14, 2002
                                        GUILFORD MILLS, INC.

                                        By: /s/ David H. Taylor
                                            -----------------------------------
                                            David H. Taylor
                                            Interim Chief Financial Officer














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